Member's Deficit - Pathfinder - Annual	6 Months Ended
Jun. 30, 2026
Pathfinder
Equity [Line Items]
Member's Deficit	Member’s Deficit
Pathfinder is a single-member limited liability company. Pursuant to action by written consent dated on October 19, 2025, Pathfinder issued 10 membership units to Ripple. Additionally, on October 19, 2025, the Company issued 30,000,000 membership units to Ripple pursuant to the Contribution Agreement (Note 4). As of December 31, 2025, there were 30,000,010 membership units outstanding.
All membership units represent a single class of ownership interests and are held by the Company’s sole member, Ripple. The sole member has full management authority, exclusive voting rights, and the sole right to allocate profits and losses and receive distributions. The Company’s debts, obligations, and liabilities are solely those of the Company, and the sole member is not personally responsible for any such amounts. The membership units do not have stated liquidation preferences, dividend rights, conversion features, or redemption provisions, and distributions, if any, are made at the discretion of the sole member subject to applicable law.
The Company did not declare or pay any distributions during the current period. Changes in members’ deficit during the period primarily reflect the net loss for the period. No other equity instruments were issued, and no guarantees or additional funding commitments beyond those described in Note 7 were in place as of December 31, 2025.
Member’s Deficit
The Company did not declare or pay any distributions during the current period. Changes in members’ deficit during the period primarily reflect the net loss for the period. No other equity instruments were issued, and no guarantees or additional funding commitments beyond those described in Note 7 were in place as of June 30, 2026.